                                                                   EXHIBIT 10.11



                              AMB PROPERTY II, L.P.
                               FIRST AMENDMENT TO
                           TENTH AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP

        This First Amendment (this "Amendment") is made as of January 1, 2002, by AMB PROPERTY HOLDING CORPORATION, a Maryland corporation, as general partner (the "General Partner") of AMB PROPERTY II, L.P., a Delaware limited partnership (the "Partnership"), and as attorney-in fact for each of the limited partners of the Partnership (collectively, the "Limited Partners") for the purpose of amending the Tenth Amended and Restated Agreement of Limited Partnership of the Partnership dated as of December 6, 2001 (as amended, the "Partnership Agreement"). All defined terms used herein but not defined herein have the meanings assigned to them in the Partnership Agreement.

               WHEREAS, pursuant to Section 11.4.A of the Partnership Agreement, the General Partner shall have the right to consent to the admission of a permitted transferee of the interest of a Limited Partner, as a Substituted Limited Partner, which consent may be given or withheld by the General Partner in its sole and absolute discretion;

               WHEREAS, pursuant to Section 11.4.C of the Partnership Agreement, upon the admission of a Substituted Limited Partner, the General Partner shall amend Exhibit A to reflect the name, address, number of Partnership Units and Percentage Interest of such Substituted Limited Partner and to eliminate or adjust, if necessary, the name, address and interest of the predecessor of such Substituted Limited Partner;

               WHEREAS, pursuant to Section 7.3D(ii) of the Partnership Agreement, the General Partner may, without the consent of the other partners, amend the Partnership Agreement to reflect the admission or substitution of partners pursuant to Article 12 of the Partnership Agreement;

               WHEREAS, pursuant to the authority granted under the Partnership Agreement, the General Partner desires to amend the Partnership Agreement to reflect transfers effective as of the end of the day on December 31, 2001 (i) by J.P. Morgan Mosaic Fund, LLC of 1,595,337 Series D Preferred Units to JPM Mosaic I REIT, Inc., (ii) by J.P. Morgan Mosaic Fund IV, LLC of 840,000 Series H Preferred Units to JPM Mosaic IV REIT, Inc. and (iii) J.P. Morgan Chase Mosaic Fund V, LLC of 510,000 Series I Preferred Units to JPM Mosaic V REIT, Inc.

        NOW THEREFORE, pursuant to Sections 2.4 and 7.3D of the Partnership Agreement, the General Partner, on its own behalf and as attorney-in-fact for the Limited Partners, hereby amends the Partnership Agreement as follows:

        SECTION 1. Amendment of Exhibit A to the Partnership Agreement.

               Exhibit A to the Partnership Agreement is deleted in its entirety and replaced with Exhibit A attached hereto.

        SECTION 2. Miscellaneous.

               2.1 Governing Law. This Amendment shall be construed under and governed by the internal laws of the State of Delaware without regard to its conflict of laws provisions.

        SECTION 3. Partnership Agreement. The Partnership Agreement and this Amendment shall be read together and shall have the same effect as if the provisions of the Partnership Agreement and this Amendment were contained in one document. Any provisions of the Partnership Agreement not amended by this Amendment shall remain in full force and effect as provided in the Partnership Agreement immediately prior to the date hereof.

        IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed as of the date set forth above by their duly authorized representatives.


                                    GENERAL PARTNER:

                                    AMB PROPERTY HOLDING CORPORATION,
                                    a Maryland corporation


                                    By: /s/ Michael Coke
                                        --------------------------------------
                                        Michael Coke
                                        Executive Vice President and
                                        Chief Financial Officer


                                    COMMON LIMITED PARTNER:

                                    AMB PROPERTY, L.P.,
                                    a Delaware limited partnership


                                    By: AMB Property Corporation,
                                        its general partner


                                    By: /s/ Michael Coke
                                        --------------------------------------
                                        Michael Coke
                                        Executive Vice President and
                                        Chief Financial Officer


                                    GENERAL PARTNER OF COMMON LIMITED PARTNER:

                                    AMB PROPERTY CORPORATION,
                                    a Maryland corporation


                                    By: /s/ Michael Coke
                                        --------------------------------------
                                        Michael Coke
                                        Executive Vice President and
                                        Chief Financial Officer

                                    LIMITED PARTNERS:

                                    By: AMB PROPERTY HOLDING CORPORATION,
                                        a Maryland corporation,
                                        as attorney-in-fact for each of the
                                        Limited Partners


                                        By:  /s/ Michael Coke
                                            ------------------------------------
                                            Michael Coke
                                            Executive Vice President and
                                            Chief Financial Officer

                                    EXHIBIT A

               PARTNERS, CONTRIBUTIONS, AND PARTNERSHIP INTERESTS

I. COMMON UNITS

                                                                Agreed Value of
                                    Contribution      Cash       Contributed        Total       Partnership  Percentage
Name of Partner                         Date      Contribution     Property      Contributions    Units       Interest
---------------                     ------------  ------------  ---------------  -------------  -----------  ----------
GENERAL PARTNER:
AMB Property Holding Corporation      11/26/97         --        $  3,626,023    $  3,626,023      172,668      .99725%

LIMITED PARTNERS:
AMB Property, L.P.                    11/26/97         --        $358,976,301    $358,976,301   17,094,110    98.72782%
                                      06/30/98         --        $  1,161,489    $  1,161,489       47,602      .27493%
                                                    --------     ------------    ------------   ----------    --------
    TOTAL COMMON UNITS                                 --        $363,763,813    $363,763,813   17,314,380    100.0000%
                                                    --------     ------------    ------------   ----------    --------

                                    EXHIBIT A

               PARTNERS, CONTRIBUTIONS, AND PARTNERSHIP INTERESTS


II. SERIES C PREFERRED UNITS

                                                                   Agreed Value of                    Series C
                                      Contribution      Cash         Contributed        Total        Partnership    Percentage
Name of Partner                           Date      Contributions     Property      Contributions       Units        Interest
---------------                       ------------  -------------  ---------------  -------------    -----------    ----------
LIMITED PARTNER:

Belcrest Realty Corporation             11/24/98    $ 24,000,000         --         $ 24,000,000       480,000       21.81818%
Belair Real Estate Corporation          11/24/98    $ 86,000,000         --         $ 86,000,000     1,720,000       78.18182%
Belcrest Realty Corporation              2/23/99         --              --               --           381,000       17.31818%
Belair Real Estate Corporation           2/23/99         --              --               --          (381,000)     (17.31818%)
Belcrest Realty Corporation              4/29/99         --              --               --           239,000       10.86364%
Belair Real Estate Corporation           4/29/99         --              --               --          (239,000)     (10.86364%)
Argosy Realty Corporation                 7/9/99         --              --               --            32,506        1.47755%
Belmar Realty Corporation                 7/9/99         --              --               --            32,506        1.47755%
Belport Realty Corporation                7/9/99         --              --               --            32,506        1.47755%
Belrieve Realty Corporation               7/9/99         --              --               --            32,506        1.47755%
Belair Real Estate Corporation            7/9/99         --              --               --          (130,024)      (5.91018%)
Belcrest Realty Corporation              7/28/99         --              --               --           300,000       13.63636%
Belair Real Estate Corporation           7/28/99         --              --               --          (300,000)     (13.63636%)
Belmar Realty Corporation                3/17/00         --              --               --           (32,506)     (1.47755%)
Belcrest Realty Corporation              3/17/00         --              --               --          (250,000)    (11.36364%)
Belair Real Estate Corporation           3/17/00         --              --               --           282,506      12.84118%
Belair Real Estate  Corporation         12/19/00         --              --               --            32,506       1.47755%
                                                    ------------       ------       ------------    ----------      ---------
Altavera Realty Corporation,            12/19/00         --              --               --           (32,506)     (1.47755%)
formerly known as Belrieve Realty
Corporation
                                                    ============       ======       ============    ==========      ==========
Belport Realty Corporation               3/14/01         --              --               --           (32,506)     (1.47755%)
                                                    ============       ======       ============    ==========      ==========
Belair Real Estate Corporation           3/14/01         --              --               --            32,506       1.47755%
                                                    ============       ======       ============    ==========      ==========
Argosy Realty Corporation                12/5/01         --              --               --           (32,506)     (1.47755%)
                                                    ============       ======       ============    ==========      ==========
Belair Real Estate Corporation           12/5/01         --              --               --         (1,017,494)    (46.24972%)
                                                    ============       ======       ============    ==========      ==========
Belcrest Realty Corporation              12/5/01         --              --               --         (1,150,000)   (52.27272%)
                                                    ============       ======       ============    ==========      ==========
  TOTAL SERIES C PREFERRED UNITS                    $110,000,000         --         $110,000,000             0      000.0000%
                                                    ============       ======       ============    ==========      ==========


III. SERIES D PREFERRED UNITS

                                                                   Agreed Value of                    Series D
                                      Contribution      Cash         Contributed        Total        Partnership    Percentage
Name of Partner                           Date      Contributions     Property      Contributions       Units        Interest
---------------                       ------------  -------------  ---------------  -------------   -----------     ----------
LIMITED PARTNER:

J.P. Morgan Mosaic Fund, LLC              5/5/99    $ 79,766,850         --         $ 79,766,850     1,595,337       100.0000%
J.P. Morgan Mosaic Fund, LLC            12/31/01         --              --               --        (1,595,337)     (100.0000%)
JPM Mosaic I REIT, Inc.                 12/31/01         --              --               --         1,595,337       100.0000%
                                                    ------------       ------       ------------    ----------      ---------
     TOTAL SERIES D PREFERRED UNITS                 $ 79,766,850         --         $ 79,766,850     1,595,337       100.0000%
                                                    ============       ======       ============    ==========      ==========

IV. SERIES E PREFERRED UNITS

                                                                   Agreed Value of                    Series E
                                      Contribution      Cash         Contributed        Total        Partnership    Percentage
Name of Partner                           Date      Contributions     Property      Contributions       Units        Interest
---------------                       ------------  -------------  ---------------  -------------    -----------    ----------
LIMITED PARTNER:

Fifth Third Equity                       8/31/99     $11,022,000         --          $11,022,000       220,440       100.0000%
Exchange Fund 1999, LLC
                                                    ------------       ------       ------------    ----------      ---------
  TOTAL SERIES E PREFERRED UNITS                     $11,022,000         --          $11,022,000       220,440       100.0000%
                                                    ============       ======        ===========    ==========      =========


V. SERIES F PREFERRED UNITS

                                                                   Agreed Value of                    Series F
                                      Contribution      Cash         Contributed        Total        Partnership    Percentage
Name of Partner                           Date      Contributions     Property      Contributions       Units        Interest
---------------                       ------------  -------------  ---------------  -------------    -----------    ----------
LIMITED PARTNER:

Bailard, Biehl & Kaiser Technology       3/22/00     $19,871,950         --          $19,871,950       397,439       100.0000%
Exchange Fund, LLC
                                                    ------------       ------       ------------    ----------      ---------
  TOTAL SERIES F PREFERRED UNITS                     $19,871,950         --          $19,871,950       397,439       100.0000%
                                                     ===========       ======       ============    ==========      =========


VI. SERIES G PREFERRED UNITS

                                                                   Agreed Value of                    Series G
                                      Contribution      Cash         Contributed        Total        Partnership    Percentage
Name of Partner                           Date      Contributions     Property      Contributions       Units        Interest
---------------                       ------------  -------------  ---------------  -------------    -----------    ----------
LIMITED PARTNER:

Bailard, Biehl & Kaiser Technology       8/29/00      $1,000,000         --           $1,000,000        20,000       100.0000%
Exchange Fund, LLC
                                                    ------------       ------       ------------    ----------      ---------
  TOTAL SERIES G PREFERRED UNITS                      $1,000,000         --           $1,000,000        20,000       100.0000%
                                                      ==========       ======       ============     =========      =========


VII. SERIES H PREFERRED UNITS

                                                                   Agreed Value of                    Series H
                                      Contribution      Cash         Contributed        Total        Partnership    Percentage
Name of Partner                           Date      Contributions     Property      Contributions       Units        Interest
---------------                       ------------  -------------  ---------------  -------------    -----------    ----------
LIMITED PARTNER:

J.P. Morgan Mosaic Fund IV, LLC           9/1/00     $42,000,000         --          $42,000,000       840,000       100.0000%
J.P. Morgan Mosaic Fund IV, LLC         12/31/01              --         --                   --      (840,000)     (100.0000%)
JPM Mosaic IV REIT, Inc.                12/31/01              --         --                   --       840,000       100.0000%
                                                    ------------       ------       ------------    ----------      ---------
  TOTAL SERIES H PREFERRED UNITS                     $42,000,000         --          $42,000,000       840,000       100.0000%
                                                    ============       ======        ===========    ==========      =========

VIII. SERIES I PREFERRED UNITS


                                                                   Agreed Value of                    Series I
                                      Contribution      Cash         Contributed        Total        Partnership    Percentage
Name of Partner                           Date      Contributions     Property      Contributions       Units        Interest
---------------                       ------------  -------------  ---------------  -------------    -----------    ----------
LIMITED PARTNER:

J.P. Morgan Chase Mosaic Fund V, LLC     3/21/01     $25,500,000         --         $25,500,000        510,000       100.0000%
J.P. Morgan Chase Mosaic Fund V, LLC    12/31/01              --         --                  --       (510,000)     (100.0000%)
JPM Mosaic V REIT, Inc.                 12/31/01              --         --                  --        510,000       100.0000%
                                                    ------------       ------       ------------    ----------      ---------
  TOTAL SERIES I PREFERRED UNITS                     $25,500,000         --          $25,500,000       510,000       100.0000%
                                                    ============       ======       ============    ==========      =========

                                                    ------------       ------       ------------    ----------      ---------
TOTAL ALL SERIES OF PREFERRED UNITS                 $269,288,850         --         $269,288,850     3,185,777       100.0000%
                                                    ============       ======       ============    ==========      =========